Rule 497(e)
                                                               File Nos.33-5819
                                                                       811-5034



                         Supplement Dated July 11, 1997
                                       to
                          Prospectus Dated May 1, 1997


                                      For


                     LANDMARK NATIONAL TAX FREE INCOME FUND
                     LANDMARK NEW YORK TAX FREE INCOME FUND



The third paragraph appearing in the "Management-Investment Adviser" section on page 17 of the Prospectus is replaced with the following:

      John C. Mooney, a Vice President of Citibank, has managed the Funds since June 1997. Mr. Mooney is a Senior Portfolio Manager responsible for managing tax-exempt fixed income funds. He is also part of the team responsible for fixed-income strategy, research and trading. Prior to joining Citibank in 1997, Mr. Mooney served as a tax-exempt portfolio manager at SunAmerica for over three years and also served as a tax-exempt portfolio manager at First Investors for three years. Prior experience also includes, Alliance Capital Management L.P. and The Boston Company.